                      $620,135,000 Offered (approximate)




                               [LOGO OF CONSECO]




                     Conseco Finance Securitizations Corp.

                                    Seller

                             Conseco Finance Corp.

                                   Servicer

               Certificates for Home Equity Loans Series 2001-A



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in light of the same warnings, lack of assurance, and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Neither Lehman Brothers Inc., nor any of its affiliates, make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any descriptions of the securities or underlying assets, the information contained in the Offering Document).

                            Computational Materials for Conseco Finance
Lehman Brothers             Certificates for Home Equity Loans, Series 2001-A
--------------------------------------------------------------------------------


                       TERM SHEET DATED January 18, 2001

                     Conseco Finance Securitizations Corp.
               Certificates for Home Equity Loans, Series 2001-A
                          $620,135,000 (Approximate)

                              Subject to Revision


SELLER:               Conseco Finance Securitizations Corp.
SERVICER:             Conseco Finance Corp. ("Conseco")
TRUSTEE:              U.S. Bank Trust National Association, St. Paul, Minnesota
LEAD UNDERWRITER:     Lehman Brothers
CO-UNDERWRITERS:      Banc One Capital Markets Inc.
                      Credit Suisse First Boston
                      Deutsche Banc Alex.Brown
                      Merrill Lynch & Co.

-----------------------------------------------------------------------------------------------------------------------------------
                                            Est.     Est.       Est. Prin.   Est. Prin.     Expected
                                            WAL      WAL         Window       Window         Final                Expected Ratings
                Approx.         Type       (yrs)     (yrs)        (mos)        (mos)      Distribution
    Class        Size                     Call/(1)/  Maturity    Call/(1)/    Maturity    Date (to call)
                                                                                                          -------------------------
                                                                                                           S&P     Moody's   Fitch
-----------------------------------------------------------------------------------------------------------------------------------
Group I
-------
I-A-1          155,500,000     SEN/SEQ      0.94     0.94        1 - 22 (22)    1 -  22 (22)  03/2032       AAA       Aaa     AAA
I-A-2           48,000,000     SEN/SEQ      2.24     2.24       22 - 31 (10)   22 -  31 (10)  03/2032       AAA       Aaa     AAA
I-A-3           35,000,000     SEN/SEQ      3.09     3.09       31 - 46 (16)   31 -  46 (16)  03/2032       AAA       Aaa     AAA
I-A-4           48,000,000     SEN/SEQ      4.97     5.10       46 - 67 (22)   46 -  76 (31)  03/2032       AAA       Aaa     AAA
I-A-5 (2)       30,840,000     SEN/SEQ      5.63     7.18       67 - 67 (1)    76 -  97 (22)  03/2032       AAA       Aaa     AAA
I-IO (3)(4)    100,000,000     SEN/IO          -        -             -               -             -       AAA       Aaa     AAA
I-M-1           21,680,000      MEZ         4.67     5.83       39 - 67 (29)   39 - 116 (78)  03/2032        AA       Aa2      AA
I-M-2           17,990,000      MEZ         4.65     5.80       38 - 67 (30)   38 - 116 (79)  03/2032        A         A1      A
I-B-1           13,930,000      SUB         4.64     5.75       37 - 67 (31)   37 - 116 (80)  03/2032       BBB       Baa1    BBB

Group II
--------
II-A-1         119,000,000     SEN/SEQ      0.95     0.95        1 - 26 (26)    1 -  26 (26)  03/2032       AAA       Aaa     AAA
II-A-2          48,000,000     SEN/SEQ      3.24     3.24       26 - 62 (37)   26 -  62 (37)  03/2032       AAA       Aaa     AAA
II-A-3 (2)      31,700,000     SEN/SEQ      6.52     7.15       62 - 81 (20)   62 - 102 (41)  03/2032       AAA       Aaa     AAA
II-M-1          19,200,000       MEZ        5.48     6.44       38 - 81 (44)   38 - 122 (85)  03/2032        AA       Aa1      AA
II-M-2          16,830,000       MEZ        5.48     6.43       37 - 81 (45)   37 - 122 (86)  03/2032        A         A1      A
II-B-1          14,465,000       SUB        5.41     5.77       37 - 81 (45)   37 - 122 (86)  03/2032       BBB      Baa1     BBB

Non-Offered Certificates
------------------------
I-B-2           16,060,000       SUB        4.08     4.10       37 - 67 (31)   37 -  72 (36)  03/2032                Ba1
II-B-2          13,805,000       SUB        4.31     4.31       37 - 71 (35)   37 -  71 (35)  03/2032                Ba2
------------------------------------------------------------------------------------------------------------------------------------

(1)  All Offered Certificates are priced to 20% call.
(2) In the event that the Purchase Option, Auction Sale is not exercised, the Class I-A-5 and Class II-A-3 pass-through rate will increase by 0.50%.
(3) The Class I-IO Certificate is an interest only certificate and is not entitled to receive principal payments.
(4) The Class I-IO Certificate will bear interest on the notional balance at a rate of 2.71% per annum.


Pricing Speed:      Group I Mortgage Loans - 125% PPC - 100% PPC (Prepayment
                    Assumption) assumes a constant prepayment of 4% CPR in month one increased by approximately an additional 1.45% each month to 20% CPR in month twelve, and remaining at 20% CPR thereafter.

                    Group II Mortgage Loans - 100% PPC


--------------------------------------------------------------------------------
Receipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Lehman Brothers account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                           Computational Materials for Conseco Finance
Lehman Brothers            Certificates for Home Equity Loans, Series 2001-A
-------------------------------------------------------------------------------



Seller:                    Conseco Finance Securitizations Corp.

Servicer:                  Conseco Finance Corp. ("Conseco")

Trustee:                   U.S. Bank Trust National Association, St. Paul,
                           Minnesota

Statistical
Calculation Date:          December 31, 2000

Cut-off Date:              The trust will be entitled to receive all
                           payments due after December 31, 2000 for all loans other than the Subsequent Loans. For each Subsequent
                           Loan, the trust will be entitled to receive all payments due after the last day of either the calendar month in which the subsequent closing occurs or the preceding month, as specified by the Seller.

Expected Closing Date:     January 31, 2001

Expected Pricing Date:     The week of January 22, 2001

Registration:              The Offered Certificates will be available in book-
                           entry form through DTC, Euroclear or Clearstream.

Record Date:               The business day just before the Payment Date.

Payment Date:              The 15th day of each month (or if such 15th day is
                           not a business day, the next succeeding business day) commencing in March 2001.

Mortgage Loan
Groups:                    1) Group I generally supports the Group I
                              certificates;
                           2) Group II generally supports the Group II
                              certificates.

Day Count:                 30/360

Denominations:             $1,000 minimum and integral multiples of $1,000 in
                           excess thereof.

Tax Status:                REMIC Election

ERISA: The Class I-A Certificates, Class I-M Certificates, Class I-B-1 Certificates, and the Class II-A Certificates are expected to be ERISA eligible. Prospective investors that are pension plans should consult their own counsel with respect to an investment in the Offered Certificates.

SMMEA: The Offered Certificates will not constitute "mortgage related securities" for purposes of SMMEA.



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Lehman Brothers account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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                           Computational Materials for Conseco Finance
Lehman Brothers            Certificates for Home Equity Loans, Series 2001-A
-------------------------------------------------------------------------------

Initial
Mortgage Loans:            The statistical information presented in this Term
                           Sheet is with respect to the Initial Mortgage Loans
                           (the "Initial Mortgage Loans") only and is based on balances as of the close of business on December 31, 2000. The Initial Mortgage Loans consist primarily of conventional, fully amortizing and balloon, first, second, and third lien, fixed rate closed end, one- to four-family residential mortgage loans. The total
                           Initial Mortgage Loans will consist of 8,203 loans, with a principal balance of $571,846,817.49. The
                           Initial Mortgage Loans have been divided into two separate Mortgage Loan Groups. The Initial Group I will consist of 4,585 fixed rate mortgage loans with a principal balance of $309,060,803.33. The Initial
                           Group II will consist of 3,618 fixed rate mortgage loans with a principal balance of $262,786,014.16.

Additional Collateral:     Between the Statistical Calculation Date and the
                           Expected Closing Date, the Seller expects to deposit
                           Additional Mortgage Loans ("Additional Mortgage
                           Loans"). It is expected that the Additional Mortgage
                           Loans deposited for each group will have characteristics which are substantially similar to the Initial Mortgage Loans for each group.

Pre-Funding Feature
And Subsequent
Mortgage Loans:            On the Closing Date, a portion of the proceeds from
                           the sale of the Offered Certificates (the "Pre-Funded
                           Amount") will be deposited with the Trustee in two segregated accounts (the "Pre-Funding Accounts") and used by the Trust to purchase additional Mortgage
                           Loans (the "Subsequent Loans") during the approximately 90 day period following the Closing
                           Date (the "Pre-Funding Period). The amount on deposit in the Pre-Funding Accounts is not expected to exceed
                           25% of the original principal balance of the Offered
                           Certificates. The Pre-Funded Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Pre-Funding Account for Group I following the Pre-Funding Period will be paid sequentially to the Class I-A Certificateholders. Any amounts remaining in the Pre-Funding Account for Group II following the Pre-Funding Period will be paid sequentially to the Class II-A Certificateholders.

Final Mortgage
Loan Groups:               Final Mortgage Loan Groups will be based on balances
                           as of the related Cut-off Date. The collateral composition of the pools is expected to be similar to the Initial Mortgage Loan Groups.

Servicing Fee Rate:        50 basis points

Distributions:             On each Payment Date distributions on the
                           certificates will be made to the extent of the Amount
                           Available for the related Mortgage Loan Group. The
                           "Amount Available" for each Mortgage Loan Group will generally consist of payments made on or in respect of the Mortgage Loans in such Mortgage Loan Group, and will include amounts otherwise payable to the Servicer (so long as Conseco is the Servicer) as the monthly Servicing Fee, and amounts otherwise payable to the Class C Certificateholder.

Interest on the
Class A, M-1, M-2, and
B-1 Certificates:          On each Payment Date the Group I Amount Available
                           will be distributed to pay interest as follows:

                           . First to each class of the Class I-A Certificates
                             (I-A-1, I-A-2, I-A-3, I-A-4, I-A-5, I-IO)
                             concurrently,
                           . then to the Class I-M-1 Certificates,
                           . then to the Class I-M-2 Certificates, and . then to the Class I-B-1 Certifcates.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Lehman Brothers account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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                           Computational Materials for Conseco Finance
Lehman Brothers            Certificates for Home Equity Loans, Series 2001-A
-------------------------------------------------------------------------------

                           On each Payment Date the Group II Amount Available will be distributed to pay interest as follows:

                           .    First to each class of the Class II-A
                                Certificates (II-A-1, II-A-2, II-A-3)
                                concurrently,
                           .    then to the Class II-M-1 Certificates,
                           .    then to the Class II-M-2 Certificates, and
                           .    then to the Class II-B-1 Certifcates.

                           Interest will accrue on the outstanding Class A Certificate principal balance (or in the case of the I-IO Certificate, the notional balance), Class M-1 adjusted principal balance, Class M-2 adjusted principal balance, and the Class B-1 adjusted principal balance, at the related pass-through rate calculated on a 30/360 basis. Interest on the outstanding Class A Certificate principal balance (or in the case of the I-IO Certificate, the notional balance), Class M-1 adjusted principal balance, Class M-2 adjusted principal balance and Class B-1 adjusted principal balance, as applicable, will initially accrue from the Closing Date and thereafter from the most recent Payment Date on which interest has been paid, in each case, to but excluding the following Payment Date.

                           The adjusted principal balance of any of the Class M-1, M-2, and B-1 Certificates is the principal balance less any liquidation loss principal amounts allocated to that Class.

                           The Class I-IO certificate will have a notional balance equal to (i) on and before the August 2002 payment date, the lesser of $100,000,000 or the outstanding balance of the Class I-A Certificates and
                           (ii) after the August 2002 payment date $0.

Step-up Coupon:            In the event that the Purchase Option, Auction Sale
                           is not exercised, the Class I-A-5 and Class II-A-3 pass-through rate will increase by 0.50%.

Interest Shortfalls
And Carryovers:            If the related Amount Available on any Payment Date
                           is insufficient to make the full distributions of interest to a class of certificates in the related group (the related Class A Certificates should be treated as a single class for this purpose), the related Amount Available remaining after payments with a higher payment priority are made will be distributed pro rata among such class. Any interest due but unpaid from a prior Payment Date will also be due on the next Payment Date, together with accrued interest thereon at the applicable pass-through rate to the extent legally permissible.

Principal
Distributions:             On each Payment Date after all interest is paid to
                           the Class I-A, Class I-M-1, Class I-M-2, and Class
                           I-B-1 Certificateholders, the remaining Group I
                           Amount Available will be distributed to make principal distributions as follows and in the following order of priority:

                           i)   first, to the Class I-A Certificates, the Class
                                I-A Formula Principal Distribution Amount;
                           ii)  then, to the Class I-M-1 Certificates, the Class
                                I-M-1 Formula Principal Distribution Amount;
                           iii) then, to the Class I-M-2 Certificates, the Class
                                I-M-2 Formula Principal Distribution Amount; and
                           iv) then, to the Class I-B-1 Certificates, the Class I-B-1 Formula Principal Distribution Amount.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Lehman Brothers account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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                           Computational Materials for Conseco Finance
Lehman Brothers            Certificates for Home Equity Loans, Series 2001-A
-------------------------------------------------------------------------------

                           On each Payment Date after all interest is paid to the Class II-A, Class II-M-1, Class II-M-2, and Class II-B-1 Certificateholders, the remaining Group II Amount Available will be distributed to make principal distributions as follows and in the following order of priority:

                           i) first, to the Class II-A Certificates, the Class II-A Formula Principal Distribution Amount;
                           ii) then, to the Class II-M-1 Certificates, the Class II-M-1 Formula Principal Distribution Amount;
                           iii) then, to the Class II-M-2 Certificates, the
                                Class II-M-2 Formula Principal Distribution
                                Amount;
                           iv) then, to the Class II-B-1 Certificates, the Class II-B-1 Formula Principal Distribution Amount.

                           On each Payment Date, the Class I-A Formula Principal Distribution Amount will be distributed sequentially to the Class I-A Certificates, and the Class II-A Formula Principal Distribution Amount will be distributed sequentially to the Class II-A Certificates.

                           If the related Amount Available on any Payment Date is insufficient to make full distributions of principal to a class of certificates in the related group, the related Amount Available remaining after payments with a higher payment priority are made will be distributed pro-rata among such class.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Lehman Brothers account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                              Computational Materials for Conseco Finance
Lehman Brothers               Certificates for Home Equity Loans, Series 2001-A
-------------------------------------------------------------------------------

Group I Formula
Principal
Distribution Amount:          On each Payment Date will be equal to the sum of
                              (i) all scheduled payments of principal due on each outstanding Group I loan during the related
                              Due Period, (ii) the scheduled principal balance of each Group I loan which, during the related Due
                              Period, was repurchased by the Seller, (iii) all partial principal prepayments applied and all principal prepayments in full received during such Due Period in respect of each Group I loan, (iv) the scheduled principal balance of each Group I loan that became a liquidated loan during the related Due Period, (v) any amount described in clauses (i) through (iv) above that was not previously distributed because of an insufficient amount of funds available.

Group II Formula
Principal
Distribution Amount:          On each Payment Date will be equal to the sum of
                              (i) all scheduled payments of principal due on each outstanding Group II loan during the related
                              Due Period, (ii) the scheduled principal balance of each Group II loan which, during the related
                              Due Period, was repurchased by the Seller, (iii) all partial principal prepayments applied and all principal prepayments in full received during such Due Period in respect of each Group II loan, (iv) the scheduled principal balance of each Group II loan that became a liquidated loan during the related Due Period, and (v) any amount described in clauses (i) through (iv) above that was not previously distributed because of an insufficient amount of funds available.

Class A Formula
Principal
Distribution Amount:          The Class A Formula Principal Distribution Amount
                              will generally be equal to (i) if the Payment Date is prior to the related Stepdown Date or a Trigger
                              Event exists, the respective Group I or Group II
                              Formula Principal Distribution Amount, or (ii) with respect to any Payment Date on or after the Stepdown Date and as to which a Trigger Event is not in effect, the excess of (i) the related Class
                              A Certificate Principal Balance immediately prior to such Payment Date over (ii) the lesser of (a)
                              59.50% for Group I or 41.10% for Group II of the aggregate Scheduled Principal Balance of such Mortgage Loans in the related Mortgage Loan Group on the preceding Due Date and (b) the Scheduled
                              Principal Balance of the Mortgage Loans in such Mortgage Loan Group on the preceding Payment Date less $8,700,000 for Group I or $13,150,000 for
                              Group II.

Class M-1 Formula
Principal
Distribution Amount:          With respect to any Payment Date on or after the
                              related Stepdown Date and as long as a Trigger
                              Event is not in effect for the related Mortgage
                              Loan Group, the excess of (i) the sum for such Mortgage Loan Group of (A) the related Class A
                              Certificate Principal Balance and (B) the related
                              Class M-1 Certificate Principal Balance
                              immediately prior to such Payment Date over (ii) the lesser of (a) 70.70% for Group I or 55.70% for Group II of the Scheduled Principal Balance of such Mortgage Loans in the related Mortgage Loan
                              Group on the preceding Due Date and (b) the Scheduled Principal Balance of the Mortgage Loans in such Mortgage Loan Group on the preceding
                              Payment Date less $8,700,000 for Group I or
                              $13,150,000 for Group II.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Lehman Brothers account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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                           Computational Materials for Conseco Finance
Lehman Brothers            Certificates for Home Equity Loans, Series 2001-A
--------------------------------------------------------------------------------

Class M-2 Formula
Principal
Distribution Amount:       With respect to any Payment Date on or after the
                           related Stepdown Date and as long as a Trigger Event is not in effect for the related Mortgage Loan Group, the excess of (i) the sum for such Mortgage Loan
                           Group of (A) the related Class A Certificate
                           Principal Balance and (B) the related Class M-1
                           Certificate Principal Balance and (C) the related
                           Class M-2 Certificate Principal Balance immediately prior to such Payment Date over (ii) the lesser of
                           (a) 80.00% for Group I or 68.50% for Group II of the
                           Scheduled Principal Balance of such Mortgage Loans in the related Mortgage Loan Group on the preceding Due
                           Date and (b) the Scheduled Principal Balance of the
                           Mortgage Loans in such Mortgage Loan Group on the preceding Payment Date less $8,700,000 for Group I or
                           $13,150,000 for Group II.

Class B-1 Formula
Principal
Distribution Amount:       With respect to any Payment Date on or after the
                           related Stepdown Date and as long as a Trigger Event is not in effect for the related Mortgage Loan Group, the excess of (i) the sum for such Mortgage Loan
                           Group of (A) the related Class A Certificate
                           Principal Balance and (B) the related Class M-1
                           Certificate Principal Balance and (C) the related
                           Class M-2 Certificate Principal Balance and (D) the related Class B-1 Certificate Principal Balance immediately prior to such Payment Date over (ii) the lesser of (a) 87.20% for Group I or 79.50% for Group
                           II of the Scheduled Principal Balance of such Mortgage Loans in the related Mortgage Loan Group on the preceding Due Date and (b) the Scheduled
                           Principal Balance of the Mortgage Loans in such Mortgage Loan Group on the preceding Payment Date less $8,700,000 for Group I or $13,150,000 for Group
                           II.

Class B-2 Interest:        On each Payment Date, after payment of all interest
                           and principal due on the related Class A, Class M-1, Class M-2 and Class B-1 Certificates, interest will be paid to the Class B-2 Certificateholders in an amount equal to the product of (a) the applicable
                           Class B-2 pass-through rate and (b) the then outstanding Class B-2 Certificate Principal Balance.
                           Interest on the Class B-2 Certificates will initially accrue from the Closing Date and thereafter will accrue from the most recent Payment Date on which interest has been paid to, in each case, but excluding the following Payment Date. Interest will be computed on a 30/360 basis for the Class B-2
                           Certificates. Interest shortfalls will be carried forward, and will accrue interest at the related
                           Class B-2 pass-through rate, to the extent legally permissible.

Class B-2 Formula
Principal
Distribution Amount:       With respect to any Payment Date on or after the
                           related Stepdown Date and as long as a Trigger Event is not in effect for the related Mortgage Loan Group, the excess of (i) the sum for such Mortgage Loan
                           Group of (A) the related Class A Certificate
                           Principal Balance and (B) the related Class M-1
                           Certificate Principal Balance and (C) the related
                           Class M-2 Certificate Principal Balance and (D) the related Class B-1 Certificate Principal Balance and
                           (E) the related Class B-2 Certificate Principal
                           Balance immediately prior to such Payment Date over
                           (ii) the lesser of (a) 95.50% for Group I or 90.00% for Group II of the Scheduled Principal Balance of such Mortgage Loans in the related Mortgage Loan
                           Group on the preceding Due Date and (b) the Scheduled
                           Principal Balance of the Mortgage Loans in such Mortgage Loan Group on the preceding Payment Date less $8,700,000 for Group I or $13,150,000 for Group
                           II.

Stepdown Date:             With respect to each Mortgage Loan Group, is the
                           earlier to occur of (i) the later to occur of (A) the Payment Date in March 2004 and (B) the first Payment
                           Date on which the related Class A Certificate
                           Principal Balance is less than or equal to 59.50% for Group I or 41.10% for Group II of the Scheduled
                           Principal Balances of the Mortgage Loans in such Mortgage Loan Group and (ii) the Payment Date on which the Certificate Principal Balance of the related Class A Certificates has been reduced to zero.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Lehman Brothers account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                           Computational Materials for Conseco Finance
Lehman Brothers            Certificates for Home Equity Loans, Series 2001-A
--------------------------------------------------------------------------------


Trigger Event:             A Trigger Event is in effect for the certificates if
                           on that Payment Date:

                           (1) The three-month rolling average percentage of the loans that are 60 days or more delinquent in payment of principal and interest exceeds the product of (a) the Senior Enhancement Percentage for the Certificates and (b) 35.00% for Group I and 17.00% for Group II; or
                           (2) The cumulative realized losses test is not satisfied.

Cumulative Realized
Losses Test:               The Cumulative Realized Losses Test is satisfied for
                           any Payment Date if the cumulative realized loss ratio for the loans for such Payment Date is less than or equal to the percentage set forth below for the specified period:

                                          Group I                                           Group II
                                          -------                                           --------
                           Month                        Percentage            Month                      Percentage
                           -----                        ----------            -----                      ----------
                           37-48                          4.50%               37-48                         5.25%
                           49-60                          5.50%               49-60                         7.00%
                           61-72                          6.00%               61-72                         8.50%
                           73 and thereafter              6.25%               73 and thereafter             8.75%

Senior Enhancement
Percentage:                The Senior Enhancement Percentage for any Payment
                           Date will equal the percentage obtained by dividing
                           (i) the excess of (A) the Pool Scheduled Principal
                           Balance over (B) the Class A Certificate Principal
                           Balance, by (ii) the Pool Scheduled Principal
                           Balance.

Credit Support Percentage:

                                                             Group I

                     Initial Credit Support                            After Stepdown Date
                     ----------------------                            -------------------
                     Rating                    Percent                 Rating               Percent
                     ------                    -------                 ------               -------
                     AAA/Aaa/AAA                18.00%                 AAA/Aaa/AAA           40.50%
                     AA/Aa2/AA                  12.40%                 AA/Aa2/AA             29.30%
                     A/A1/A                      7.75%                 A/A1/A                20.00%
                     BBB/Baa1/BBB                4.15%                 BBB/Baa1/BBB          12.80%

                                                             Group II

                     Initial Credit Support                            After Stepdown Date
                     ----------------------                            -------------------
                     Rating                    Percent                 Rating               Percent
                     ------                    -------                 ------               -------
                     AAA/Aaa/AAA                24.45%                 AAA/Aaa/AAA           58.90%
                     AA/Aa1/AA                  17.15%                 AA/Aa1/AA             44.30%
                     A/A1/A                     10.75%                 A/A1/A                31.50%
                     BBB/Baa1/BBB                5.25%                 BBB/Baa1/BBB          20.50%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Lehman Brothers account nexecutive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                           Computational Materials for Conseco Finance
Lehman Brothers            Certificates for Home Equity Loans, Series 2001-A
--------------------------------------------------------------------------------

Losses on Liquidated
Home Equity Loans:         If net liquidation proceeds from liquidated loans in
                           Group I or Group II in the respective collection period are less than the respective group's scheduled principal balance of such liquidated loans plus accrued and unpaid interest thereon, the deficiency
                           (a "Liquidation Loss Amount") will be absorbed by the respective Class C Certificateholder, then the respective Servicing Fee otherwise payable to the Servicer (as long as Conseco is the Servicer), then the respective Class B-2 Certificateholders, then the respective Class B-1 Certificateholders, then the respective Class M-2 Certificateholders and then the respective Class M-1 Certificateholders.

Overcollateralization:     There will be overcollateralization of approximately
                           0% building to the Target Overcollateralization
                           Amount.

                           The certificateholders will be entitled to receive additional distributions in respect of principal on each Payment Date to the extent there is any amount available remaining after payment of all interest and principal on the certificates and the monthly Servicing Fee for such Payment Date, until the overcollateralization amount equals the Target Overcollateralization Amount. Such additional distributions in respect of principal will be paid in accordance with the distribution priorities described in the prospectus supplement.

Target Overcollaterali-
zation Amount:             The Target Overcollateralization Amount will equal
                           2.25% for Group I and 5.00% for Group II of the sum of (A) the aggregate Cut-off Date principal balance of related Loans included in the Trust as of the Closing Date and (B) the amount on deposit in the related Pre-Funding Account on the Closing Date. If the Target Overcollateralization Amount for a Mortgage Loan Group is met on a Payment Date, any amount available remaining after payment of all interest and principal payable on the corresponding certificates and the Monthly Servicing Fee for such Payment Date will be applied to build the overcollateralization for the other Mortgage Loan
                           Group.

Cross-collateralization:   In the event that collections with respect to a
                           particular Mortgage Loan Group are in excess of the amount required to pay interest and principal due on the certificates related to such Mortgage Loan Group on a given Payment Date, such excess will be available to pay interest and principal then due on any certificates related to the other Mortgage Loan
                           Group to the extent that collections with respect to such Mortgage Loan Group are not sufficient to pay interest and principal due on such Payment Date on such certificates.

Purchase Option;
Auction Sale:              Beginning on the Payment Date when the scheduled
                           principal balance of the loans in either Group is less than 20% of the Cut-off Date principal balance of the loans of that Group, the holder of the Class C
                           Certificates will have the right to repurchase all of the outstanding loans of that Group, at a price sufficient to pay the aggregate unpaid principal balance of the certificates and all accrued and unpaid interest thereon.

                           If the holder of the Class C Certificates does not exercise this Purchase Option, then on the next Payment Date the Trustee will begin an auction process to sell the loans of that Group and the other trust assets, but the Trustee cannot sell the trust assets and liquidate the trust unless the proceeds of that sale are sufficient to pay the aggregate unpaid principal balance of the certificates in the related Group and all accrued and unpaid interest thereon. If the first auction of the trust property is not successful because the highest bid received is too low, then the Trustee will conduct an auction of the loans every third month thereafter, unless and until an acceptable bid is received for the trust property.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Lehman Brothers account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                           Computational Materials for Conseco Finance
Lehman Brothers            Certificates for Home Equity Loans, Series 2001-A
--------------------------------------------------------------------------------

                           If the Purchase Option is not exercised by the holder of the Class C Certificates of that group, excess cashflow after all payments of interest and principal due on the Certificates (excluding Class C) are made will be used to paydown principal as follows:

                           For the Group I certificates:

                           (i) first, excess cash-flow from Group I will be used to pay down the Class I-A Certificates in sequential order until the certificate principal balances are reduced to zero;

                           (ii) next, all excess cashflow from Group I will be
                                used to pay the remaining Group I certificates, pro-rata based on outstanding principal balance, until the related certificate principal balances are reduced to zero.

                           For the Group II certificates:

                           (i) first, excess cash-flow from Group II will be used to pay down the Class II-A Certificates in sequential order until the certificate principal balances are reduced to zero;

                           (ii) next, all excess cashflow from Group II will be
                                used to pay the remaining Group II certificates, pro-rata based on outstanding principal balance, until the related certificate principal balances are reduced to zero.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Lehman Brothers account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                            Computational Materials for Conseco Finance
Lehman Brothers             Certificates for Home Equity Loans, Series 2001-A
--------------------------------------------------------------------------------

DESCRIPTION OF THE COLLATERAL
GROUP I
Summary

                                                                               Total               Minimum               Maximum
                                                                               -----               -------               -------
    -----------------------------------------------------------------------------------------------------------------------------
    Statistical Calculation Date Aggregate Principal Balance         $309,060,803.33
    Number of Loans                                                            4,585
    Average Original Loan Balance                                          67,531.89              4,789.00            427,500.00
    Average Current Loan Balance                                           67,406.94              4,771.28            427,500.00
    Weighted Average Combined LTV                                              89.65%                 7.98%               100.00%
    Weighted Average Gross Coupon                                             13.038%                6.750%               20.840%
    Weighted Average Remaining Term to Maturity (months)                         244                    55                   360
    Weighted Average Original Term (months)                                      246                    60                   360
    Weighted Average FICO Credit Score                                           623                   455                   815
    Weighted Average Debt to Income Ratio                                      43.40%                 8.00%               100.00%
    -----------------------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------------------
                                                                                             Percent of Statistical Calculation
                                                                                             ----------------------------------
                                                                 Range                             Date Principal Balance
                                                                 -----                             ----------------------
             Fully Amortizing Mortgage Loans                                                                63.36%
             Balloon Mortgage Loans                                                                         36.64%

             Lien Position                                       First                                      76.10%
                                                                 Second                                     23.36%
                                                                 Third                                       0.54%

             Property Type                                       Manufactured Homes                          5.78%
                                                                 Single Family                              91.79%
                                                                 Other                                       2.43%

             Occupancy Status                                    Primary                                    98.27%
                                                                 Rental                                      1.73%

             Geographic Distribution                             California                                 12.12%
                                                                 Florida                                     5.68%
                                                                 Texas                                       5.53%
                                                                 Pennsylvania                                4.65%

             Largest Zip Code Concentration                      85331 (CA)                                  0.31%

             Credit Grade                                        A-1                                        51.38%
                                                                 A-2                                        22.37%
                                                                 B                                          21.58%
                                                                 C                                           4.38%
                                                                 D                                           0.26%
                                                                 Unknown                                     0.03%

             Delinquency                                           0 - 29 Days                             100.00%

    -----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Lehman Brothers account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                               Computational Materials for Conseco Finance
Lehman Brothers                Certificates for Home Equity Loans, Series 2001-A
--------------------------------------------------------------------------------


    -------------------------------------------------------------------------------------------------------------------
    GEOGRAPHIC DISTRIBUTION - GROUP I

                                                           Aggregate Principal                % of Group I by
         State or Territory        Number of Loans         Balance Outstanding         Outstanding Principal Balance
    -------------------------------------------------------------------------------------------------------------------
    Alabama                            161            $  9,603,289.77                           3.11%
    Arkansas                            70               4,398,054.98                           1.42
    Arizona                            132              11,169,789.04                           3.61
    California                         388              37,449,988.72                          12.10
    Colorado                            90               6,908,336.16                           2.24
    Connecticut                         85               6,016,036.03                           1.95
    Delaware                             8                 489,126.53                           0.16
    District Of Columbia                 4                 230,068.34                           0.07
    Florida                            243              17,550,485.70                           5.68
    Georgia                            140               9,650,656.45                           3.12
    Idaho                               19               1,003,151.61                           0.32
    Illinois                           233              14,195,920.96                           4.59
    Indiana                             72               4,164,155.64                           1.35
    Iowa                                40               1,799,039.71                           0.58
    Kansas                              53               2,641,571.67                           0.85
    Kentucky                            62               3,562,251.86                           1.15
    Louisiana                           71               4,644,697.92                           1.50
    Maine                                7                 532,940.35                           0.17
    Maryland                            32               1,643,832.79                           0.53
    Massachusetts                       74               4,935,047.26                           1.60
    Michigan                           190              13,263,953.16                           4.29
    Minnesota                          159               8,472,004.83                           2.74
    Mississippi                         56               2,909,109.73                           0.94
    Missouri                           153               7,616,489.84                           2.46
    Montana                              2                 143,700.00                           0.05
    Nebraska                            31               1,489,735.88                           0.48
    Nevada                              68               5,251,777.32                           1.70
    New Hampshire                       12                 646,410.98                           0.21
    New Jersey                          76               5,393,272.31                           1.75
    New Mexico                          22               1,838,291.92                           0.59
    New York                           171              13,240,516.70                           4.28
    North Carolina                     137               9,569,665.03                           3.10
    North Dakota                        13                 600,053.34                           0.19
    Ohio                               183              10,764,900.73                           3.48
    Oklahoma                            50               2,930,106.78                           0.95
    Oregon                              32               2,705,374.98                           0.88
    Pennsylvania                       272              14,371,563.53                           4.65
    Rhode Island                        20                 984,406.26                           0.32
    South Carolina                     107               7,916,851.48                           2.56
    South Dakota                        10                 711,155.44                           0.23
    Tennessee                          144              11,018,149.37                           3.57
    Texas                              312              17,098,414.57                           5.53
    Utah                                36               2,214,841.79                           0.72
    Vermont                              8                 406,254.43                           0.13
    Virginia                            85               5,261,475.22                           1.70
    Washington                         145              13,660,513.00                           4.42
    West Virginia                       27               1,274,904.88                           0.41
    Wisconsin                           72               4,290,500.53                           1.39
    Wyoming                              8                 427,967.81                           0.14
    -------                          -----            ---------------                         ------
    Total                            4,585            $309,060,803.33                         100.00%
    -----                            -----            ---------------                         ------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Lehman Brothers account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                               Computational Materials for Conseco Finance
Lehman Brothers                Certificates for Home Equity Loans, Series 2001-A
--------------------------------------------------------------------------------


    -----------------------------------------------------------------------------------------------------------------------------
    YEAR OF ORIGINATION - GROUP I

                                                                     Aggregate Principal                 % of Group I by
         Year of Origination             Number of Loans             Balance Outstanding          Outstanding Principal Balance
    -----------------------------------------------------------------------------------------------------------------------------
                 1997                           5                    $    157,229.19                             0.05%
                 1998                           7                         349,305.30                             0.11
                 1999                          12                         565,576.45                             0.18
                 2000                       4,561                     307,988,692.39                            99.65
                -----                       -----                    ---------------                           ------
                Total                       4,585                    $309,060,803.33                           100.00%
                -----                       -----                    ---------------                           ------


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Lehman Brothers account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         Computational Materials for Conseco Finance
Lehman Brothers          Certificates for Home Equity Loans, Series 2001-A
--------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------------------
   ORIGINAL LOAN AMOUNT DISTRIBUTION -  GROUP I

                  Range of                    Number of         Aggregate Principal               % of Group I by
            Original Loan Amount                Loans           Balance Outstanding        Outstanding Principal Balance
   ------------------------------------------------------------------------------------------------------------------------
   Less than $10,000.00                            1            $      4,771.28                             *
   10,000.00 - 19,999.99                         420               6,311,728.34                          2.04%
   20,000.00 - 29,999.99                         683              16,932,312.76                          5.48
   30,000.00 - 39,999.99                         574              19,652,711.00                          6.36
   40,000.00 - 49,999.99                         537              23,898,116.70                          7.73
   50,000.00 - 59,999.99                         432              23,531,564.55                          7.61
   60,000.00 - 69,999.99                         343              22,215,096.88                          7.19
   70,000.00 - 79,999.99                         303              22,564,225.72                          7.30
   80,000.00 - 89,999.99                         239              20,092,963.69                          6.50
   90,000.00 - 99,999.99                         163              15,347,300.33                          4.97
   100,000.00 - 109,999.99                       145              15,139,245.51                          4.90
   110,000.00 - 119,999.99                       143              16,376,420.62                          5.30
   120,000.00 - 129,999.99                        95              11,808,403.04                          3.82
   130,000.00 - 139,999.99                        85              11,392,835.40                          3.69
   140,000.00 - 149,999.99                        71              10,256,879.60                          3.32
   150,000.00 - 159,999.99                        57               8,741,216.33                          2.83
   160,000.00 - 169,999.99                        50               8,227,307.22                          2.66
   170,000.00 - 179,999.99                        29               5,048,434.69                          1.63
   180,000.00 - 189,999.99                        29               5,326,776.66                          1.72
   190,000.00 - 199,999.99                        19               3,651,543.72                          1.18
   200,000.00 - 209,999.99                        28               5,716,438.18                          1.85
   210,000.00 - 219,999.99                        20               4,265,758.69                          1.38
   220,000.00 - 229,999.99                        21               4,714,217.29                          1.53
   230,000.00 - 239,999.99                        16               3,732,930.80                          1.21
   240,000.00 - 249,999.99                        10               2,436,258.80                          0.79
   250,000.00 - 259,999.99                        10               2,533,202.13                          0.82
   260,000.00 - 269,999.99                        11               2,892,753.05                          0.94
   270,000.00 - 279,999.99                         5               1,372,381.31                          0.44
   280,000.00 - 289,999.99                         7               1,997,856.87                          0.65
   290,000.00 - 299,999.99                         9               2,662,115.21                          0.86
   300,000.00 - 309,999.99                         1                 304,000.00                          0.10
   310,000.00 - 319,999.99                         7               2,191,663.78                          0.71
   320,000.00 - 329,999.99                         2                 653,297.29                          0.21
   330,000.00 - 339,999.99                         5               1,661,780.42                          0.54
   340,000.00 - 349,999.99                         3               1,026,937.96                          0.33
   Greater than or equal to $350,000.00           12               4,379,357.51                          1.42
   ------------------------------------        -----            ---------------                        ------
    Total                                      4,585            $309,060,803.33                        100.00%
   ------                                      -----            ---------------                        ------

         (*) Indicates an amount greater than zero but less than 0.005% of the aggregate principal balance of the initial loans as of the cut-off date.






--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Lehman Brothers account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         Computational Materials for Conseco Finance
Lehman Brothers          Certificates for Home Equity Loans, Series 2001-A
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE DISTRIBUTION - GROUP I

     Range of Mortgage                                    Aggregate Principal                % of Group I by
  Loan Interest Rates (%)        Number of Loans          Balance Outstanding         Outstanding Principal Balance
------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.999                            1                 $     81,720.25                            0.03%
8.000 - 8.999                            3                      413,665.26                            0.13
9.000 - 9.999                           57                    6,812,074.42                            2.20
10.000 - 10.999                        122                   16,980,331.02                            5.49
11.000 - 11.999                        402                   48,411,236.69                           15.66
12.000 - 12.999                        994                   86,392,762.96                           27.95
13.000 - 13.999                      1,130                   78,945,338.14                           25.54
14.000 - 14.999                      1,469                   56,663,564.31                           18.33
15.000 - 15.999                        323                   12,363,112.29                            4.00
16.000 - 16.999                         42                    1,119,549.12                            0.36
17.000 - 17.999                         21                      461,668.01                            0.15
18.000 - 18.999                         13                      236,571.10                            0.08
19.000 - 19.999                          6                      153,576.56                            0.05
20.000 - 20.999                          2                       25,633.20                            0.01
---------------                      -----                 ---------------                          ------
Total                                4,585                 $309,060,803.33                          100.00%
-----                                -----                 ---------------                          ------



------------------------------------------------------------------------------------------------------------------------------
REMAINING MONTHS TO MATURITY - GROUP I

                                     Number of Loans
       Range of Remaining         as of the Statistical       Aggregate Principal                  % of Group by
       Months to Maturity           Calculation Date          Balance Outstanding          Outstanding Principal Balance
------------------------------------------------------------------------------------------------------------------------------
31 - 60                                      19               $    552,595.53                            0.18%
61 - 90                                      21                    502,796.57                            0.16
91 - 120                                    223                  8,319,219.48                            2.69
121 - 150                                    26                  1,182,219.12                            0.38
151 - 180                                   835                 54,672,463.97                           17.69
181 - 210                                    35                  1,161,144.76                            0.38
211 - 240                                 2,575                174,426,922.35                           56.44
241 - 270                                     1                     19,398.98                            0.01
271 - 300                                   499                 30,688,949.33                            9.93
331 - 360                                   351                 37,535,093.24                           12.14
---------                                 -----               ---------------                          ------
Total                                     4,585               $309,060,803.33                          100.00%
-----                                     -----               ---------------                          ------








--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Lehman Brothers account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         Computational Materials for Conseco Finance
Lehman Brothers          Certificates for Home Equity Loans, Series 2001-A
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
LIEN POSITION - GROUP I

                                                        Aggregate Principal                  % of Group by
            Lien                Number of Loans         Balance Outstanding          Outstanding Principal Balance
------------------------------------------------------------------------------------------------------------------------
First                              2,626                $235,208,430.43                           76.10%
Second                             1,914                  72,198,656.06                           23.36
Third                                 45                   1,653,716.84                            0.54
-----                              -----                ---------------                          ------
Total                              4,585                $309,060,803.33                          100.00%
-----                              -----                ---------------                          ------



------------------------------------------------------------------------------------------------------------------------
COMBINED LOAN-TO-VALUE RATIO - GROUP I

     Range of Combined                                  Aggregate Principal                  % of Group by
    Loan-to-Value Ratios        Number of Loans         Balance Outstanding          Outstanding Principal Balance
------------------------------------------------------------------------------------------------------------------------
 5.001 - 10.000                        1                 $     12,256.43                               *
10.001 - 15.000                        7                      108,339.99                           0.04%
15.001 - 20.000                       10                      198,892.38                           0.06
20.001 - 25.000                        7                      142,440.22                           0.05
25.001 - 30.000                       18                      595,162.61                           0.19
30.001 - 35.000                       17                      689,373.09                           0.22
35.001 - 40.000                       19                      610,389.83                           0.20
40.001 - 45.000                       29                    1,191,710.72                           0.39
45.001 - 50.000                       34                    1,585,141.19                           0.51
50.001 - 55.000                       29                    1,243,745.22                           0.40
55.001 - 60.000                       48                    2,669,909.52                           0.86
60.001 - 65.000                       65                    3,326,675.54                           1.08
65.001 - 70.000                      107                    6,848,668.96                           2.22
70.001 - 75.000                      169                   10,501,827.70                           3.40
75.001 - 80.000                      384                   24,768,713.04                           8.01
80.001 - 85.000                      358                   25,257,659.17                           8.17
85.001 - 90.000                      749                   54,621,904.57                          17.67
90.001 - 95.000                      966                   71,887,072.39                          23.26
95.001 - 100.000                   1,568                  102,800,920.76                          33.26
----------------                   -----                 ---------------                         ------
Total                              4,585                 $309,060,803.33                         100.00%
-----                              -----                 ---------------                         ------

    (*) Indicates an amount greater than zero but less than 0.005% of the aggregate principal balance of the initial loans as of the cut-off date.










--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Lehman Brothers account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                               Computational Materials for Conseco Finance
Lehman Brothers                Certificates for Home Equity Loans, Series 2001-A
--------------------------------------------------------------------------------

DESCRIPTION OF THE COLLATERAL
GROUP II
Summary

                                                                               Total          Minimum        Maximum
                                                                               -----          -------        -------
    -----------------------------------------------------------------------------------------------------------------
    Statistical Calculation Date Aggregate Principal Balance         $262,786,014.16
    Number of Loans                                                            3,618
    Average Original Loan Balance                                    $     73,440.15       $10,000.00    $353,112.11
    Average Current Loan Balance                                     $     72,632.95       $ 1,132.93    $352,489.62
    Weighted Average Combined LTV                                             104.39%          100.00%        125.00%
    Weighted Average Gross Coupon                                             12.620%           7.520%        21.490%
    Weighted Average Remaining Term to Maturity (months)                         239               46            360
    Weighted Average Original Term (months)                                      245               60            360
    Weighted Average FICO Credit Score                                           631              456            810
    Weighted Average Debt to Income Ratio                                      45.37%            3.00%        102.00%
    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------
                                                                                 Percent of Statistical Calculation
                                                                                 ----------------------------------
                                                              Range                    Date Principal Balance
                                                              -----                    ----------------------
             Fully Amortizing Mortgage Loans                                                   62.55%
             Balloon Mortgage Loans                                                            37.45%

             Lien Position                                    First                            81.07%
                                                              Second                           18.59%
                                                              Third                             0.35%

             Property Type                                    Manufactured Homes                4.06%
                                                              Single Family                    93.56%
                                                              Other                             2.38%

             Occupancy Status                                 Primary                          99.79%
                                                              Rental                            0.21%

             Geographic Distribution                          California                       10.24%
                                                              Pennsylvania                      7.27%
                                                              Illinois                          6.12%
                                                              Washington                        5.00%

             Largest Zip Code Concentration                   95376 (CA)                        0.29%

             Credit Grade                                     A-1                              72.87%
                                                              A-2                              15.70%
                                                              B                                 9.79%
                                                              C                                 0.33%
                                                              D                                 0.26%
                                                              NA                                1.05%

             Delinquency                                       0 - 29 Days                     99.63%
                                                              30 - 59 Days                      0.34%
                                                              60 - 89 Days                      0.04%
    -----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Lehman Brothers account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                               Computational Materials for Conseco Finance
Lehman Brothers                Certificates for Home Equity Loans, Series 2001-A
--------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------
     GEOGRAPHIC DISTRIBUTION - GROUP II

                                                            Aggregate Principal               % of Group II by
          State or Territory        Number of Loans         Balance Outstanding         Outstanding Principal Balance
     -------------------------------------------------------------------------------------------------------------------
     Alabama                               61               $  4,438,696.82                           1.69%
     Arkansas                              65                  4,335,259.17                           1.65
     Arizona                               97                  7,438,115.06                           2.83
     California                           273                 26,908,371.29                          10.24
     Colorado                              62                  5,525,096.47                           2.10
     Connecticut                           77                  4,520,867.33                           1.72
     Delaware                              11                    583,888.77                           0.22
     District Of Columbia                   6                    472,972.67                           0.18
     Florida                              150                 10,462,442.81                           3.98
     Georgia                              130                 10,399,741.11                           3.96
     Idaho                                 19                    906,782.44                           0.35
     Illinois                             239                 16,083,879.12                           6.12
     Indiana                               66                  4,236,116.27                           1.61
     Iowa                                 106                  6,724,961.06                           2.56
     Kansas                               137                  7,473,960.85                           2.84
     Kentucky                              46                  3,325,920.13                           1.27
     Louisiana                             48                  3,790,462.53                           1.44
     Maine                                  8                    434,189.29                           0.17
     Maryland                              46                  3,083,748.63                           1.17
     Massachusetts                         36                  2,465,987.11                           0.94
     Michigan                             132                 10,172,541.13                           3.87
     Minnesota                            122                  8,884,127.13                           3.38
     Mississippi                           48                  2,990,403.26                           1.14
     Missouri                             128                  8,304,669.53                           3.16
     Montana                                9                    435,067.58                           0.17
     Nebraska                              94                  5,842,433.07                           2.22
     Nevada                                56                  3,114,676.96                           1.19
     New Hampshire                          9                    748,173.03                           0.28
     New Jersey                            53                  3,029,063.65                           1.15
     New Mexico                            31                  2,301,491.31                           0.88
     New York                              72                  4,050,830.99                           1.54
     North Carolina                        62                  4,503,821.32                           1.71
     North Dakota                          11                    609,081.70                           0.23
     Ohio                                 162                 12,335,949.04                           4.69
     Oklahoma                              69                  4,284,192.33                           1.63
     Oregon                                20                  2,128,374.65                           0.81
     Pennsylvania                         276                 19,106,717.58                           7.27
     Rhode Island                          10                    773,127.50                           0.29
     South Carolina                        76                  6,051,319.02                           2.30
     South Dakota                          12                    836,533.23                           0.32
     Tennessee                             78                  6,193,687.94                           2.36
     Texas                                  2                     46,086.02                           0.02
     Utah                                  26                  1,810,263.31                           0.69
     Vermont                                3                     46,731.52                           0.02
     Virginia                             147                  9,895,689.14                           3.77
     Washington                           114                 13,140,951.96                           5.00
     West Virginia                         21                  1,564,357.23                           0.60
     Wisconsin                             89                  5,908,608.87                           2.25
     Wyoming                                3                     65,585.23                           0.02
     -------                           ------               ---------------                        -------
     Total                              3,618               $262,786,014.16                         100.00%
     -----                             ------               ---------------                        -------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Lehman Brothers account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                               Computational Materials for Conseco Finance
Lehman Brothers                Certificates for Home Equity Loans, Series 2001-A
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
YEAR OF ORIGINATION - GROUP II

                                                                 Aggregate Principal                 % of Group II by
     Year of Origination             Number of Loans             Balance Outstanding          Outstanding Principal Balance
---------------------------------------------------------------------------------------------------------------------------------
             1995                            1                   $     18,343.22                            0.01%
             1997                            3                         84,243.71                            0.03
             1998                           20                      1,017,770.39                            0.39
             1999                          173                     12,725,746.21                            4.84
             2000                        3,421                    248,939,910.63                           94.73
             -----                      ------                   ---------------                          ------
             Total                       3,618                   $262,786,014.16                          100.00%
             -----                      ------                   ---------------                          ------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Lehman Brothers account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                               Computational Materials for Conseco Finance
Lehman Brothers                Certificates for Home Equity Loans, Series 2001-A
--------------------------------------------------------------------------------

     --------------------------------------------------------------------------------------------------------------------
     ORIGINAL LOAN AMOUNT DISTRIBUTION - GROUP II

                  Range of                  Number of         Aggregate Principal              % of Group II by
            Original Loan Amount              Loans           Balance Outstanding        Outstanding Principal Balance
     --------------------------------------------------------------------------------------------------------------------
     10,000.00 - 19,999.99                     288           $  4,361,400.39                          1.66%
     20,000.00 - 29,999.99                     418             10,245,404.64                          3.90
     30,000.00 - 39,999.99                     375             12,633,566.35                          4.81
     40,000.00 - 49,999.99                     302             13,432,326.67                          5.11
     50,000.00 - 59,999.99                     319             17,237,477.72                          6.56
     60,000.00 - 69,999.99                     314             20,166,017.29                          7.67
     70,000.00 - 79,999.99                     272             20,143,027.81                          7.67
     80,000.00 - 89,999.99                     259             21,671,431.47                          8.25
     90,000.00 - 99,999.99                     217             20,390,508.23                          7.76
     100,000.00 - 109,999.99                   138             14,333,589.68                          5.45
     110,000.00 - 119,999.99                   147             16,766,537.83                          6.38
     120,000.00 - 129,999.99                   115             14,007,303.21                          5.33
     130,000.00 - 139,999.99                   100             13,370,598.29                          5.09
     140,000.00 - 149,999.99                    82             11,795,008.02                          4.49
     150,000.00 - 159,999.99                    59              9,050,430.60                          3.44
     160,000.00 - 169,999.99                    48              7,809,326.14                          2.97
     170,000.00 - 179,999.99                    33              5,721,340.58                          2.18
     180,000.00 - 189,999.99                    31              5,680,886.39                          2.16
     190,000.00 - 199,999.99                    16              3,109,739.57                          1.18
     200,000.00 - 209,999.99                    16              3,232,247.51                          1.23
     210,000.00 - 219,999.99                    11              2,372,502.38                          0.90
     220,000.00 - 229,999.99                     9              2,029,165.21                          0.77
     230,000.00 - 239,999.99                     8              1,848,232.80                          0.70
     240,000.00 - 249,999.99                     9              2,193,022.64                          0.83
     250,000.00 - 259,999.99                     5              1,267,343.67                          0.48
     260,000.00 - 269,999.99                     6              1,577,466.08                          0.60
     270,000.00 - 279,999.99                     5              1,364,769.88                          0.52
     280,000.00 - 289,999.99                     2                568,483.66                          0.22
     290,000.00 - 299,999.99                     1                295,529.61                          0.11
     300,000.00 - 309,999.99                     6              1,828,825.12                          0.70
     310,000.00 - 319,999.99                     2                620,833.79                          0.24
     320,000.00 - 329,999.99                     2                642,159.45                          0.24
     330,000.00 - 339,999.99                     1                327,661.07                          0.12
     340,000.00 - 349,999.99                     1                339,360.79                          0.13
     Greater than or equal to $350,000.00        1                352,489.62                          0.13
     ------------------------------------    -----           ---------------                        ------
     Total                                   3,618           $262,786,014.16                        100.00%
     -----                                   -----           ---------------                        ------

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Lehman Brothers account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                               Computational Materials for Conseco Finance
Lehman Brothers                Certificates for Home Equity Loans, Series 2001-A
--------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------------
     INTEREST RATE DISTRIBUTION - GROUP II

          Range of Mortgage                                    Aggregate Principal                % of Group II by
       Loan Interest Rates (%)        Number of Loans          Balance Outstanding          Outstanding Principal Balance
     -----------------------------------------------------------------------------------------------------------------------
     7.000 - 7.999                            2                     $152,150.49                            0.06%
     8.000 - 8.999                           23                    3,058,960.85                            1.16
     9.000 - 9.999                           83                   11,375,923.05                            4.33
     10.000 - 10.999                        212                   25,632,907.19                            9.75
     11.000 - 11.999                        547                   56,800,708.71                           21.61
     12.000 - 12.999                        957                   85,319,491.93                           32.47
     13.000 - 13.999                        565                   38,233,561.31                           14.55
     14.000 - 14.999                        592                   23,410,192.05                            8.91
     15.000 - 15.999                        378                   12,857,170.42                            4.89
     16.000 - 16.999                         97                    2,567,321.76                            0.98
     17.000 - 17.999                         59                    1,279,448.18                            0.49
     18.000 - 18.999                         51                    1,041,392.47                            0.40
     19.000 - 19.999                         41                      871,505.55                            0.33
     20.000 - 20.999                          9                      144,922.37                            0.06
     21.000 - 21.999                          2                       40,357.83                            0.02
     ---------------                      -----                 ---------------                          ------
     Total                                3,618                 $262,786,014.16                          100.00%
     -----                                -----                 ---------------                          ------

------------------------------------------------------------------------------------------------------------------------------
REMAINING MONTHS TO MATURITY - GROUP II

                                     Number of Loans
       Range of Remaining         as of the Statistical       Aggregate Principal                 % of Group II by
       Months to Maturity           Calculation Date          Balance Outstanding           Outstanding Principal Balance
------------------------------------------------------------------------------------------------------------------------------
31 - 60                                       7               $    270,589.57                            0.10%
61 - 90                                      13                    422,546.78                            0.16
91 - 120                                    156                  5,670,397.43                            2.16
121 - 150                                    13                    571,693.69                            0.22
151 - 180                                   796                 57,980,972.04                           22.06
181 - 210                                    19                  1,048,396.23                            0.40
211 - 240                                 1,809                128,367,288.64                           48.85
241 - 270                                     6                    511,086.17                            0.19
271 - 300                                   576                 42,370,512.17                           16.12
331 - 360                                   223                 25,572,531.44                            9.73
---------                                 -----               ---------------                          ------
Total                                     3,618               $262,786,014.16                          100.00%
-----                                     -----               ---------------                          ------

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Lehman Brothers account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                               Computational Materials for Conseco Finance
Lehman Brothers                Certificates for Home Equity Loans, Series 2001-A
--------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------------------
     LIEN POSITION - GROUP II

                                                           Aggregate Principal                    % of Group II by
                 Lien             Number of Loans          Balance Outstanding             Outstanding Principal Balance
     ------------------------------------------------------------------------------------------------------------------------
     First                              2,230                $213,036,598.36                           81.07%
     Second                             1,351                  48,839,727.84                           18.59
     Third                                 37                     909,687.96                            0.35
     -----                              -----                ---------------                          ------
     Total                              3,618                $262,786,014.16                          100.00%*
     -----                              -----                ---------------                          ------

         *Due to rounding, totals may not add up to 100.00%

     -------------------------------------------------------------------------------------------------------------------------
     COMBINED LOAN-TO-VALUE RATIO -  GROUP II

           Range of Combined                              Aggregate Principal                     % of Group II by
         Loan-to-Value Ratios      Number of Loans        Balance Outstanding              Outstanding Principal Balance
     -------------------------------------------------------------------------------------------------------------------------
     95.001 - 100.000                       3                    $81,523.48                             0.03%
     100.001 - 105.000                  2,541                174,365,637.13                            66.35
     105.001 - 110.000                    775                 66,819,082.31                            25.43
     110.001 - 115.000                    211                 15,755,285.84                             6.00
     115.001 - 120.000                     71                  4,625,949.20                             1.76
     120.001 - 125.000                     17                  1,138,536.20                             0.43
     -----------------                  -----               ---------------                           ------
     Total                              3,618               $262,786,014.16                           100.00%
     -----                              -----               ---------------                           ------

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Lehman Brothers account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                               Computational Materials for Conseco Finance
Lehman Brothers                Certificates for Home Equity Loans, Series 2001-A
--------------------------------------------------------------------------------

 PREPAYMENT SCENARIOS

                                              Scenario I      Scenario II      Scenario III      Scenario IV      Scenario V
                                            --------------  ---------------  ----------------  ---------------  --------------
Group I Mortgage Loans (PPC)*                    75%             100%             125%              150%             175%
Group II Mortgage Loans (PPC)*                   60%              80%             100%              120%             140%

                      Scenario I             Scenario II           Scenario III           Scenario IV            Scenario V
                   -----------------      -----------------      -----------------      -----------------     -----------------
                      WAL/Maturity           WAL/Maturity           WAL/Maturity          WAL/Maturity           WAL/Maturity
To Call
I-A-1               1.44     02/2004      1.14      05/2003      0.94      12/2002      0.81      09/2002     0.72      06/2002
I-A-2               3.62     05/2005      2.77      05/2004      2.24      09/2003      1.88      04/2003     1.62      12/2002
I-A-3               5.26     05/2007      4.01      11/2005      3.09      12/2004      2.46      10/2003     2.10      06/2003
I-A-4               8.14     04/2010      6.22      02/2008      4.97      09/2006      3.86      09/2005     2.79      01/2005
I-A-5               9.21     04/2010      7.04      02/2008      5.63      09/2006      4.63      09/2005     3.96      01/2005
I-M-1               7.50     04/2010      5.73      02/2008      4.67      09/2006      4.16      09/2005     3.95      01/2005
I-M-2               7.51     04/2010      5.73      02/2008      4.65      09/2006      4.05      09/2005     3.80      01/2005
I-B-1               7.51     04/2010      5.73      02/2008      4.64      09/2006      3.99      09/2005     3.66      01/2005

II-A-1              1.56     10/2004      1.18      11/2003      0.95      04/2003      0.79      11/2002     0.67      08/2002
II-A-2              5.36     07/2009      4.07      08/2007      3.24      04/2006      2.43      05/2005     2.04      09/2003
II-A-3             10.47     12/2011      8.07      06/2009      6.52      11/2007      5.40      09/2006     3.75      10/2005
II-M-1              8.86     12/2011      6.80      06/2009      5.48      11/2007      4.81      09/2006     4.65      10/2005
II-M-2              8.86     12/2011      6.80      06/2009      5.48      11/2007      4.68      09/2006     4.30      10/2005
II-B-1              8.75     12/2011      6.73      06/2009      5.41      11/2007      4.57      09/2006     4.08      10/2005

To Maturity
I-A-1               1.44     02/2004      1.14      05/2003      0.94      12/2002      0.81      09/2002     0.72      06/2002
I-A-2               3.62     05/2005      2.77      05/2004      2.24      09/2003      1.88      04/2003     1.62      12/2002
I-A-3               5.26     05/2007      4.01      11/2005      3.09      12/2004      2.46      10/2003     2.10      06/2003
I-A-4               8.29     04/2011      6.36      12/2008      5.10      06/2007      3.98      06/2006     2.82      06/2005
I-A-5              11.24     06/2013      8.80      12/2010      7.18      03/2009      6.03      12/2007     4.99      10/2006
I-M-1               9.07     06/2015      7.09      10/2012      5.83      10/2010      5.17      05/2009     5.41      04/2008
I-M-2               9.07     06/2015      7.07      10/2012      5.80      10/2010      5.05      05/2009     4.57      04/2008
I-B-1               9.07     06/2015      7.07      10/2012      5.75      10/2010      4.88      05/2009     4.25      04/2008

II-A-1              1.56     10/2004      1.18      11/2003      0.95      04/2003      0.79      11/2002     0.67      08/2002
II-A-2              5.36     07/2009      4.07      08/2007      3.24      04/2006      2.43      05/2005     2.04      09/2003
II-A-3             11.22     02/2014      8.77      06/2011      7.15      08/2009      5.97      05/2008     4.08      12/2006
II-M-1             10.06     02/2016      7.91      04/2013      6.44      04/2011      5.65      09/2009     5.85      07/2008
II-M-2             10.06     02/2016      7.90      04/2013      6.43      04/2011      5.52      09/2009     4.98      07/2008
II-B-1              9.31     02/2016      7.23      04/2013      5.77      04/2011      4.83      09/2009     4.27      07/2008

 .      The Certificates will be priced, with respect to the Group I Mortgage
       Loans, using 125% PPC. The Certificates will be priced, with respect to the Group II Mortgage Loans, using 100% PPC.

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Lehman Brothers account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.